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                                                                    Exhibit 10.3

                               PJ AMERICA, INC.
                             NON-EMPLOYEE DIRECTORS
                           1996 STOCK INCENTIVE PLAN
                           -------------------------


ARTICLE 1.  PURPOSE

     The purpose of this 1996 Non-Employee Directors Stock Incentive Plan is to promote the interests of PJ America, Inc., its subsidiaries and stockholders, by having non-employee directors of the Company acquire a proprietary interest in the Company. Such investments should increase the personal interest and the special effort of such persons in providing for the continued success and progress of the business of the Company and should enhance the Company's efforts to attract and retain competent non-employee directors.

ARTICLE 2.  DEFINITIONS AND CONSTRUCTION

     2.1 DEFINITIONS. As used in the Plan, terms defined parenthetically immediately after their use shall have the respective meanings provided by such definitions, and the terms set forth below shall have the following meanings (in either case, such terms shall apply equally to both the singular and plural forms of the terms defined):

     (a)  "BOARD" shall mean the Board of Directors of the Company.

     (b) "CAUSE" shall mean, unless otherwise defined in an Option Agreement or Restricted Stock Agreement, a felony conviction of a Non-Employee Director or the failure of a Non-Employee Director to contest prosecution for a felony, or a Non-Employee Director's willful misconduct or dishonesty, any of which is determined by the Committee to be directly and materially harmful to the business or reputation of the Company or its Subsidiaries.

     (c)  "CHANGE IN CONTROL" shall mean any of the following events:

          (1) An acquisition (other than directly from the Company) of any voting securities of the Company ("Voting Securities") by any Person immediately after which such Person has Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of the combined voting power of the Company's then outstanding Voting Securities; provided, however, that in determining whether a Change in Control has occurred, Voting Securities which are acquired in a Non-Control Acquisition (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A Non-Control Acquisition shall mean an acquisition by (i) the Company or any Subsidiary, (ii) an employee benefit plan (or a trust forming a part thereof) maintained by the Company or any Subsidiary, (iii) any Person in connection with a Non-Control Transaction (as hereinafter defined);
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          (2) The individuals who, as of the effective date of the Plan, are members of the Board ("Incumbent Board"), cease for any reason to constitute at least a majority of the Board; provided, however, that if the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, such new director shall, for purposes of the Plan, be considered as a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened Election Contest (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board ("Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

          (3)  Approval by stockholders of the Company of:

               (A) A merger, consolidation or reorganization involving the Company, unless such is a Non-Control Transaction. For purposes of the Plan, the term "Non-Control Transaction" shall mean a merger, consolidation or reorganization of the Company in which:

                    (i) the stockholders of the Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least a majority of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization ("Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization;

                    (ii) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least a majority of the members of the board of directors of the Surviving Corporation; and

                    (iii) no Person (other than the Company, any Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Subsidiary, or any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of 20% or more of the then outstanding Voting Securities) has Beneficial Ownership of 20% or more of the combined voting power of the Surviving Corporation's then outstanding voting securities;
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               (B)  A complete liquidation or dissolution of the Company; or


               (C) An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person ("Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owner by the Subject Person, then a Change in Control shall occur.

     (d) "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

     (e)  "COMMITTEE" shall mean the Committee provided for in Section 6.1.

     (f)  "COMPANY" shall mean PJ America, Inc., a Delaware corporation.

     (g) "DISABILITY" shall mean the total disability as determined by the Committee in accordance with standards and procedures similar to those under the Company's long-term disability plan, or, if none, a physical or mental infirmity which the Committee determines impairs the Participant's ability to perform substantially his or her duties for a period of 180 consecutive days.

     (h) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time.

     (i) "FAIR MARKET VALUE" of the Shares shall mean, as of any applicable date, the closing sale price of the Shares on the Nasdaq National Market System or any national or regional stock exchange in which the Shares are traded, or if no such reported sale of the Shares shall have occurred on such date, on the next preceding date on which there was such a reported sale. If there shall be any material alteration in the present system of reporting sale prices of the Shares, or if the Shares shall no longer be listed on the Nasdaq National Market System or a national or
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regional stock exchange, the fair market value of the Shares as of a particular date shall be determined by such method as shall be determined by the Committee.

     (j) "INITIAL GRANT DATE" shall mean the date the Registration Statement with respect to the Company's initial public offering becomes effective.

     (k) "NON-EMPLOYEE DIRECTOR" shall mean a member of the Board who is not an employee of the Company or any of its subsidiaries.

     (l) "OPTION" shall mean an option granted to an Optionee pursuant to the Plan.

     (m) "OPTION AGREEMENT" shall mean a written agreement between the Company and an Optionee evidencing the grant of an Option and containing terms and conditions concerning the exercise of the Option.

     (n) "OPTION PRICE" shall mean the price to be paid for Shares to be purchased pursuant to the exercise of an Option.

     (o) "OPTIONEE" shall mean a Non-Employee Director who has been granted an Option or the personal representative, heir or legatee of an Optionee who has the right to exercise the Option upon the death of the Optionee.

     (p) "PERSON" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d).

     (q) "PLAN" shall mean this 1996 Non-Employee Directors Stock Incentive Plan, as the same may be amended from time to time.

     (r) "SHARES" shall mean the shares of the Company's common stock, par value $.10 per share.

     (s) "SUBSIDIARY" shall mean, with respect to any company, any corporation or other Person of which a majority of its voting power, equity securities or equity interest is owned directly or indirectly by such company.

     2.2 GENDER AND NUMBER. Except where otherwise indicated by the context, reference to the masculine gender shall include the feminine gender, the plural shall include the singular and the singular shall include the plural.
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     2.3  SEVERABILITY.  In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

ARTICLE 3.  GRANTING OF OPTIONS

     3.1 INITIAL GRANTS. Each Non-Employee Director on the Initial Grant Date shall be granted on the Initial Grant Date an Option to purchase 12,000 Shares.

     3.2 NEW NON-EMPLOYEE DIRECTORS GRANTS. Each new Non-Employee Director who is elected subsequent to the Initial Grant Date shall automatically be granted an Option to purchase 12,000 Shares upon the initial date of election to the Board, provided that the number of Shares available for grant under the Plan is sufficient to permit such automatic grant.

     3.3 ADDITIONAL OPTION GRANTS. On each anniversary of the date of the grant of an Option to a Non-Employee Director pursuant to the terms of the Plan, such Non-Employee Director shall automatically be granted an Option to purchase 4,000 Shares provided that (i) such Non-Employee Director shall have continually served as a director of the Company since the date of such prior Option grant and (ii) the number of Shares available for grant under the Plan is sufficient to permit such automatic grant.

     3.4 PROPORTIONATE REDUCTION. If as of any date on which there is to be a grant of Options hereunder there are an insufficient number of Shares available pursuant to Section 4 to make all of the grants then to be made, each Non-Employee Director then entitled to be granted an Option shall receive an Option to purchase a proportionately lesser number of Shares.

ARTICLE 4.  SHARES SUBJECT TO THE PLAN

     The stock to be offered under the Plan shall be the Shares, which Shares may be unissued Shares or treasury Shares. Subject to the adjustments provided for in Section 7, the aggregate number of Shares to be delivered upon exercise of all Options granted under the Plan plus shares of Restricted Stock issued under the Plan shall not exceed 240,000 Shares. Shares subject to, but not delivered under, an Option terminating or expiring for any reason prior to its exercise in full, and shares of Restricted Stock which are forfeited pursuant to the terms of the Plan, shall be deemed available for Options to be granted thereafter during the term of the Plan.

ARTICLE 5.  TERMS AND CONDITIONS OF OPTIONS
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     All Options granted hereunder shall be subject to the following terms and conditions which shall be set forth in the Option Agreement for all Options to the extent applicable:

     5.1. TO WHOM OPTIONS MAY BE GRANTED. Options shall be granted only to Non-Employee Directors.

     5.2 NON-TRANSFERABILITY OF OPTION. The Option shall not be transferable by the Optionee otherwise than by bequest or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee; provided, however, that the Optionee may, subject to any restrictions under Section 16(b) of the Exchange Act, transfer the Options to the Optionee's spouse, lineal descendants, trusts for their benefit or a charitable remainder trust of which Optionee or such family members are a beneficiary.

     5.3  TERMINATION OF OPTION.

          (a) If the Optionee ceases to be a director of the Company for any reason other than death, Disability or removal for Cause, the Option shall terminate three months after the Optionee ceases to be director of the Company (unless the Optionee dies during such period), or on the Option's expiration date, if earlier, and shall be exercisable during such period after the Optionee ceases to be a director of the Company only with respect to the number of Shares which the Optionee was entitled to purchase on the day preceding the day on which the Optionee ceased to be a director.

          (b) If the Optionee ceases to be a director of the Company because of removal for Cause, the Option shall terminate on the date of the Optionee's removal.

          (c) In the event of the Optionee's death or Disability while a director of the Company, or the Optionee's death within three months after the Optionee ceases to be a director (other than by reason of removal for Cause), the Option shall terminate upon the earlier to occur of (A) 12 months after the date of the Optionee's death or Disability, or (B) the Option's expiration date. The Option shall be exercisable during such period after the Optionee's death or Disability with respect to the number of Shares as to which the Option shall have been exercisable on the date preceding the Optionee's death or Disability, as the case may be.

     5.4 NUMBER OF SHARES OF COMMON STOCK. The number of Shares to which the Option pertains.

     5.5 EXERCISE PRICE. The exercise price of the Option, which shall be equal to 100% of the Fair Market Value of the Shares at the time of the grant of the Option.
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     5.6  The Term of Option.  The term of the Option, which shall be 10 years.

     5.7 Exercisability. The time at which the Option becomes exercisable. The Option shall be exercisable as follows:

          (a) From the date the Option is granted until the first anniversary thereof, the Option may not be exercised.

          (b) Beginning on the day following the first anniversary of the date the Option is granted, the Option may be exercised with respect to one-fourth of the Shares subject to the Option.

          (c) Beginning on the day following the second anniversary of the date the Option is granted, the Option may be exercised with respect to an additional one-fourth of the Shares subject to the Option.

          (d) Beginning on the day following the third anniversary of the date the Option is granted, the Option may be exercised with respect to an additional one-fourth of the Shares subject to the Option.

          (e) Beginning on the day following the fourth anniversary of the date the Option is granted, the Option may be exercised with respect to all of the Shares subject to the Option.

Notwithstanding the provisions of this Section 5.7, upon a Change in Control, the Optionee shall have the right to exercise the Option in full as to all Shares subject to the Option.

     5.8 Payment of Exercise price. The Option Price shall be paid in cash at the time of exercise, except that in lieu of all or part of the cash, the Optionee may tender to the Company Shares owned by the Optionee having a Fair Market Value equal to the exercise price, less any cash paid. The Fair Market Value of such tendered Shares shall be determined as of the close of the business day immediately preceding the day on which the Option is exercised.

ARTICLE 6.  ADMINISTRATION

     6.1. The Committee. The Plan is designed to operate automatically and not require any significant administration. To the extent administration is required, the Plan shall be administered by a Committee appointed by the Board which shall include two or more directors of the Company or the entire Board of the Company. The Committee shall meet at such times and places as it determines and may meet through a telephone conference call. A majority of its members shall constitute a quorum, and the decision of the majority of those present at any meeting at which
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a quorum is present shall constitute the decision of the Committee. Any decision reduced to writing and signed by a majority of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held. No discretion concerning decisions under the Plan shall be afforded to a person who is not a "disinterested person." All decisions, determinations and selections made by the Committee pursuant to the provisions of the Plan shall be final. To the extent required by law and Rule 16b-3 promulgated under the Exchange Act, the Committee may delegate its authority hereunder.

     6.2 Section 16 Compliance. It is the intention of the Company that the Plan and the administration of the Plan comply in all respects with Section 16(b) of the Exchange Act and the rules and regulations promulgated thereunder. If any Plan provision, or any aspect of the administration of the Plan, is found not to be in compliance with Section 16(b) of the Exchange Act, the provision or administration shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3 promulgated under the Exchange Act.

ARTICLE 7.  ADJUSTMENTS UPON CHANGE IN CAPITALIZATION

     Notwithstanding the limitations set forth in Section 4, in the event of a merger, reorganization, consolidation, recapitalization, reclassification, split-up, spin-off, separation, liquidation, stock dividend, stock split, reverse stock split, property divided, share repurchase, share combination, share exchange, issuance of warrants, rights or debentures or other change in corporate structure of the Company affecting the Shares, the Committee shall make an appropriate and equitable adjustment in the maximum number of Shares available under the Plan or to any one individual and in the number, kind and Option Price of Shares subject to Options granted under the Plan to prevent dilution or enlargement of the rights of Non-Employee Directors under the Plan and outstanding Options.

ARTICLE 8.  AMENDMENTS AND DISCONTINUANCE

     8.1 In General. Except as provided in Section 82, the Board may discontinue, amend, modify or terminate the Plan at any time.

     8.2 Section 16(b) Compliance. To the extent required to meet the conditions for exemption from Section 16(b) of the Exchange Act or the requirements of any national securities exchange or system on which the Shares are then listed or reported or a regulatory body having jurisdiction with respect thereto, without the approval of the stockholders of the Company, no amendment, modification or termination may:
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          (a)  materially increase the benefits accruing to Non-Employee
Directors under the Plan;

          (b) materially increase the total number of Shares which may be issued under the Plan, except as provided in Section 7; or

          (c) materially modify the eligibility requirements to receive an Option under the Plan.

Furthermore, to the extent required to meet the conditions for exemption from
Section 16(b) of the Exchange Act, no amendment which would change the amount, price or timing of Option grants, other than to comply with changes in the Code or the Employee Retirement Income Security Act of 1974, as amended (to which the Plan is not currently subject), or the rules and regulations promulgated thereunder, shall be made more than once every six months.

     8.3 No Effect on Outstanding Options. Any Option which is outstanding under the Plan at the time of its amendment or termination shall remain in effect in accordance with its terms and conditions and those of the Plan as in effect when the Option was granted.

ARTICLE 9.  MERGER, CONSOLIDATION, ETC.

     9.1 Conversion on Certain Mergers. In the event the Company merges or consolidates with another corporation, or all or substantially all of the Company's capital stock or assets are acquired by another corporation, and the surviving or acquiring corporation issues shares of its stock to the Company's shareholders in connection with the merger, consolidation or acquisition, the surviving or acquiring corporation shall adopt the Plan and upon the exercise of an Option, the Optionee shall, at no additional cost (other than the Option Price), be entitled to receive, in lieu of the number of Shares to which such Option is then exercisable, the number and class of stock or other securities to which the Optionee would have been entitled pursuant to the terms of the merger, consolidation or acquisition if immediately prior thereto the Optionee had been the holder of record of a number of Shares equal to the number of Shares as to which the Option shall then be exercisable.

     9.2 No Conversion on Other Mergers. In the event that the Company merges or consolidates with another corporation, or all or substantially all of the Company's capital stock or assets are acquired by another corporation, and the surviving or acquiring corporation does not issue shares of its stock to the Company's shareholders in connection with the merger, consolidation or acquisition, then, notwithstanding any other provision of the Plan to the contrary, no Option may be exercised after the effective date of the merger, consolidation or acquisition.
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ARTICLE 10.  EFFECTIVENESS AND TERMINATION OF THE PLAN

     10.1 EFFECTIVE DATE. The Plan shall become effective upon adoption by the Board. The Plan shall be rescinded and all Options granted hereunder shall be null and void unless within 12 months from the date of the adoption of the Plan by the Board it shall have been approved by the holders of a majority of the outstanding Shares present or represented and entitled to vote on the Plan at a stockholders' meeting.

     10.2 TERMINATION DATE. The Plan shall terminate on the earliest to occur of (i) the date when all of the Shares available under the Plan shall have been acquired through the exercise of Options granted under the Plan; (ii) 10 years after the date of adoption of the Plan by the Board; or (iii) such other date as the Board may determine.

ARTICLE 11.  NO RIGHT OF REELECTION

     Neither the Plan, nor any action taken under the Plan, shall be construed as conferring upon a Non-Employee Director any right to continue as a director of the Company, to be renominated by the Board or reelected by the stockholders of the Company.

ARTICLE 12.  INDEMNIFICATION

     No member of the Board or the Committee, nor any officer or employee acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made with respect to the Plan, and all members of the Board, the Committee and each officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination or interpretation.

ARTICLE 13.  GOVERNING LAW

     The provisions of the Plan shall be construed, administered and enforced according to the laws of the State of Delaware without regard to its conflict of laws rules.

     IN WITNESS WHEREOF, this Non-Employee Directors 1996 Stock Incentive Plan has been executed by the Company as of the ______ day of ______________, 1996, being the date the Plan was adopted by the Board.

                              PJ AMERICA, INC.



                              By: _____________________________________

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                                           Title: _____________________________